UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2022

TAILWIND TWO ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40170	98-1572314
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification Number)

150 Greenwich Street, 29th Floor New York, NY	10006
(Address of principal executive offices)	(Zip Code)

(212) 266-0085

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-third of one redeemable warrant	TWNT.U	New York Stock Exchange
Class A Ordinary Shares included as part of the units	TWNT	New York Stock Exchange
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	TWNT WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On March 22, 2022, Tailwind Two Acquisition Corp. (“Tailwind Two”) held an extraordinary general meeting of its shareholders (the “Extraordinary General Meeting”), at which holders of 30,866,283 ordinary shares held of record as of February 4, 2022, the record date for the Extraordinary General Meeting, were present in person or by proxy, representing approximately 71.574% of the voting power of Tailwind Two’s ordinary shares as of the record date for the Extraordinary General Meeting, and constituting a quorum for the transaction of business.

The proposals listed below are described in more detail in the definitive proxy statement/prospectus of Tailwind Two, which was filed with the Securities and Exchange Commission (the “SEC”) on February 14, 2022 (the “Proxy Statement”). A summary of the voting results at the Extraordinary General Meeting is set forth below:

The shareholders approved the Business Combination Proposal, the Domestication Proposal, the Charter Proposal, the Advisory Governing Documents Proposals, the Exchange Proposal and the Incentive Equity Plan Proposal (each as defined in the Proxy Statement). As there were sufficient votes to approve these proposals, the Adjournment Proposal (as defined in the Proxy Statement) was not presented to shareholders.

The voting results for each proposal at the Extraordinary General Meeting were as follows:

The Business Combination Proposal

For	Against	Abstain
29,281,649	1,584,301	333

The Domestication Proposal

For	Against	Abstain
29,281,409	1,584,551	323

The Charter Proposal

For	Against	Abstain
29,281,659	1,584,301	323

Advisory Governing Documents Proposal A

For	Against	Abstain
23,931,780	6,934,071	432

Advisory Governing Documents Proposal B

For	Against	Abstain
23,944,732	6,919,075	2,476

Advisory Governing Documents Proposal C

For	Against	Abstain
23,929,146	5,288,368	1,648,769

Advisory Governing Documents Proposal D

For	Against	Abstain
24,641,300	4,576,343	1,648,640

Advisory Governing Documents Proposal E

For	Against	Abstain
23,873,247	5,344,396	1,648,640

The Exchange Proposal

For	Against	Abstain
29,279,468	1,584,301	2,514

The Incentive Equity Plan Proposal

For	Against	Abstain
28,681,040	2,184,412	831

The Adjournment Proposal

For	Against	Abstain
28,678,802	2,184,681	2,800

Based on the results of the Extraordinary General Meeting, and subject to the satisfaction or waiver of certain other closing conditions as described in the Proxy Statement, the transactions (the “Transactions”) contemplated by that certain Agreement and Plan of Merger (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), dated as of October 28, 2022, by and among Tailwind Two, Titan Merger Sub, Inc., a Delaware corporation, and Terran Orbital Corporation, a Delaware corporation (“Terran Orbital”), including the Domestication and the Merger (as such terms are defined in the Proxy Statement), are expected to be consummated on Friday, March 25, 2022. Following the consummation of the Transactions, the common stock and public warrants of New Terran Orbital (as such term is defined in the Proxy Statement) are expected to begin trading on the New York Stock Exchange under the ticker symbols “LLAP” and “LLAP WS,” respectively.

Item 8.01 Other Items.

On March 22, 2022, Tailwind Two issued a press release announcing, among other things, the voting results of the Business Combination Proposal and the other proposals at the Extraordinary General Meeting. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Tailwind Two also announced that it is permitting shareholders to withdraw their redemption requests until 3:00 p.m. Eastern Time, on March 24, 2022. Any shareholder wishing to withdraw a redemption request may do so by contacting Tailwind Two’s transfer agent, Continental Stock Transfer & Trust Company, at the following email address: proxy@continentalstock.com

Additional Information

In connection with the proposed business combination with Terran Orbital, Tailwind Two filed the Registration Statement with the SEC containing the Proxy Statement. The Registration Statement has been declared effective by the SEC and has been mailed to Tailwind Two’s shareholders. This communication does not contain all the information that should be considered concerning the potential transaction and is not intended to form the basis of any investment decision or any other decision in respect of the potential transaction. Tailwind Two’s shareholders and other interested persons are advised to read the Proxy Statement and other documents filed in connection with the potential transaction, as these materials will contain important information about Terran Orbital, Tailwind Two and the potential transaction. Shareholders will also be able to obtain copies of the Proxy Statement and other documents filed with the SEC, without charge at the SEC’s website sec.gov.

Participants in the Solicitation

Tailwind Two and its directors and executive officers may be deemed participants in the solicitation of proxies from Tailwind Two’s shareholders with respect to the potential transaction. A list of the names of those directors and executive officers and a description of their interests in Tailwind Two is contained in Tailwind Two's final prospectus relating to its initial public offering dated March 8, 2021, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov. Additional information regarding the interests of such participants is contained in the Proxy Statement.

Terran Orbital and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from Tailwind Two's shareholders in connection with the potential transaction. A list of the names of such directors and executive officers and information regarding their interests in the potential transaction are included in the Proxy Statement.

Forward-Looking Statements

This communication includes certain forward-looking statements, estimates, and projections provided by Terran Orbital that reflect management’s views regarding the anticipated future financial and operating performance of Terran Orbital. Forward-looking statements are statements that are not historical, including statements regarding operational and financial plans, terms and performance of Terran Orbital and other projections or predictions of the future. Forward looking statements are typically identified by such words as “project,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “may,” “will,” “should,” and “could” and similar expressions. Such statements, estimates, and projections reflect numerous assumptions concerning anticipated results. Forward-looking statements in this communication may include, for example; statements about Terran Orbital’s industry and market sizes; future opportunities; expectations and projections concerning future financial and operational performance and results of Terran Orbital; and the potential transactions, including items such as the implied enterprise value, ownership structure, the amount of redemption requests made by Tailwind Two’s shareholders, the ability of Tailwind Two to issue equity or equity-linked instruments in connection with the potential transactions or in the future, the likelihood and ability of the parties to successfully consummate the potential transactions, and those factors set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements”; Market Ranking and Other Industry Data” in the Proxy Statement. As these assumptions may or may not prove to be correct and there are numerous factors which will affect Terran Orbital’s actual results (many of which are beyond Terran Orbital’s control), there can be no assurances that any projected results are attainable or will be realized. Terran Orbital and Tailwind Two disclaim any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events, or otherwise, except as required by law. Terran Orbital’s actual results may differ materially from those set forth in this communication. Accordingly, no representations are made as to the accuracy, reasonableness or completeness of such statements, estimates, or projections.

No Offer or Solicitation

This communication and any oral statements made in connection with this communication shall not constitute an offer, nor a solicitation of an offer, of the sale or purchase of any securities, nor shall any securities of Terran Orbital or Tailwind Two be offered or sold, in any jurisdiction in which such an offer, solicitation or sale would be unlawful. Neither the SEC nor any state securities commission has approved or disapproved of the transactions contemplated hereby or determined if this communication is truthful or complete. Any representation to the contrary is a criminal offense. Nothing in this communication constitutes investment, tax or legal advice or a recommendation regarding any securities. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, must make your own decisions and perform your own independent investment and analysis of the potential transactions.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated March 22, 2022.
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 22, 2022

TAILWIND TWO ACQUISITION CORP.

By:	/s/ Matthew Eby
Name:	Matthew Eby
Title:	Co-Chief Executive Officer and Chief Financial Officer